GOODWILL AND INTANGIBLE ASSETS	12 Months Ended
Dec. 31, 2013
Goodwill and Intangible Assets Disclosure [Abstract]
GOODWILL AND INTANGIBLE ASSETS
GOODWILL AND INTANGIBLE ASSETS

Intangible assets consist of the following at December 31, 2013 and December 25, 2012:

		2013			2012
Asset	Useful Life	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
Intangible assets with indefinite lives:
Trade names		$24,850		$24,850	$24,850		$24,850
Liquor Licenses		2,023		2,023	3,886		3,886
Intangible assets with finite lives:
Member Relationships	7 years	2,800	(2,547)	253	19,068	(16,084)	2,984
Management Contracts	9 years	598	(490)	108	598	(421)	177
Other	7 years	—	—	—	426	(365)	61
Total		$30,271	$(3,037)	$27,234	$48,828	$(16,870)	$31,958

Goodwill		$258,459		$258,459	$258,459		$258,459

Intangible Assets—Intangible assets include trade names, liquor licenses and member relationships. Intangible asset amortization expense was $2.9 million, $9.8 million and $25.0 million for the fiscal years ended December 31, 2013, December 25, 2012 and December 27, 2011, respectively. For each of the five years subsequent to 2013 and thereafter, the amortization expense related to intangible assets with finite lives will be immaterial.

We retired fully amortized intangible assets and the related accumulated amortization of $16.3 million and $40.2 million of member relationships, $0.0 million and $1.7 million of management contracts and $0.4 million and $0.0 million of other intangibles from the consolidated balance sheets as of December 31, 2013 and December 25, 2012, respectively.

We test indefinite lived intangible assets for impairment annually. We test intangible assets with finite lives for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable through future cash flows.

We test our trade name intangible assets annually for impairment, utilizing the relief from royalty method to determine the estimated fair value for each trade name which is classified as a Level 3 measurement. The relief from royalty method estimates our theoretical royalty savings from ownership of the intangible asset. Key assumptions used in this model include discount rates, royalty rates, growth rates, sales projections and terminal value rates.

We recorded impairment of trade names of $0.4 million and $0.1 million in the fiscal years ended December 25, 2012 and December 27, 2011, respectively, to adjust the carrying amount of certain trade names to their fair value of $0.5 million and $1.1 million, respectively. See Note 5. We have not recognized any impairment losses to trade name intangible assets in the fiscal year ended December 31, 2013.

We test our liquor licenses annually for impairment. We use quoted prices in active markets when they are available (Market Approach), which are considered Level 2 measurements. When quoted prices in active markets are not available, methods used to determine fair value include analysis of the discounted future free cash flows that sales under a liquor license generate (Income Approach), and a comparison to liquor licenses sold in an active market in other jurisdictions (Market Approach). These valuations are considered Level 3 measurements. Key assumptions include future cash flows, discount rates and projected margins, among other factors.

We recorded impairment of liquor licenses of $2.4 million, $0.1 million and $1.2 million in the fiscal years ended December 31, 2013, December 25, 2012 and December 27, 2011, respectively, to adjust the carrying amount of certain liquor licenses to their fair value of $0.6 million, $0.6 million and $1.1 million, respectively. See Note 5.

Goodwill—We evaluate goodwill for impairment at the reporting unit level (golf and country clubs and business, sports and alumni clubs), which are the same as our operating segments. When testing for impairment, we first compare the fair value of our reporting units to the recorded values. Valuation methods used to determine fair value include analysis of the discounted future free cash flows that a reporting unit is expected to generate (Income Approach) and an analysis which is based upon a comparison of our reporting units to similar companies utilizing a purchase multiple of earnings before interest, taxes, depreciation and amortization (Market Approach). These valuations are considered Level 3 measurements. Key assumptions used in this model include future cash flows, growth rates, discount rates, capital needs and projected margins, among other factors.

If the carrying amount of the reporting units exceeds its fair value, goodwill is considered potentially impaired and a second step is performed to measure the amount of impairment loss. In the second step of the goodwill impairment test, we compare the implied value of the reporting unit's goodwill with the carrying value of that unit's goodwill. If the carrying value of the reporting unit's goodwill exceeds the implied value, an impairment loss is recognized in an amount equal to that excess. The implied fair value of goodwill is determined in the same manner as the amount of goodwill recognized in a business combination. Accordingly, the fair value of a reporting unit is allocated to the assets and liabilities of that unit, including intangible assets, and any excess of the value of the reporting unit over the amounts assigned to its assets and liabilities is the implied value of its goodwill.

We evaluate goodwill for impairment annually as of the first day of our last fiscal quarter or whenever events or circumstances indicate that the carrying amount may not be fully recoverable. Based on this analysis, no impairment of goodwill was recorded for the fiscal years ended December 31, 2013 and December 27, 2011.

During the fiscal year ended December 25, 2012, we entered into an agreement to sell a business, sports and alumni club for proceeds of $5.9 million. See Note 13. We evaluated goodwill for impairment in conjunction with this agreement. Based on this analysis, no impairment of goodwill was required prior to entering into the sales agreement. As a result of the sale, we allocated $6.5 million of goodwill to this property and recognized a loss on disposal of goodwill for this amount in the fiscal year ended December 25, 2012. This loss is presented in loss from discontinued operations in the consolidated statements of operations and comprehensive loss. Estimates utilized in the future evaluations of goodwill for impairment could differ from estimates used in the current period calculations. Unfavorable future estimates could result in an impairment of goodwill.

The following table shows goodwill activity by reporting unit. No impairments have been recorded for either reporting unit.

	Golf & Country Clubs	Business, Sports & Alumni Clubs	Total
December 27, 2011	$113,108	$151,851	$264,959
Loss on disposal - discontinued operations	$—	$(6,500)	$(6,500)
December 25, 2012	$113,108	$145,351	$258,459
December 31, 2013	$113,108	$145,351	$258,459